Goodwill	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
Goodwill	Intangible assets
The composition of and movements in net intangible assets in 2024 and 2023 are as follows:

2024
Millions of euros	Balance at 12/31/2023	First applica-tion of IAS 21	Additions(1)	Amorti-zation	Impair-ments	Transfers and others	Translation differences	Inflation adjustments	Business combinations	Balance at 12/31/2024
Service concession arrangements and licenses	6,886	4	157	(757)	(485)	1	(536)	376	21	5,667
Software	3,089	4	510	(1,410)	(21)	1,139	(222)	29	(14)	3,104
Customer base	386	—	—	(238)	—	—	(1)	(1)	5	151
Trademarks	235	—	—	(32)	—	—	(18)	—	2	187
Other intangible assets	58	—	20	(25)	—	8	(1)	—	4	64
Intangible assets in process	716	—	1,109	—	—	(1,104)	(28)	5	4	702
Total intangible assets	11,370	8	1,796	(2,462)	(506)	44	(806)	409	22	9,875
(1) Total additions of intangible assets in 2024 amounted to 1,799 million euros, including the additions corresponding to companies held for sale during the annual reporting period (see Note 2).

2023
Millions of euros	Balance at 12/31/2022	Additions	Amorti-zation	Dispo-sals	Impair-ments	Transfers and others	Transla-tion differen-ces	Inflation adjust-ments	Business combina-tions	Balance at 12/31/2023
Service concession arrangements and licenses	7,550	183	(840)	—	—	2	(205)	196	—	6,886
Software	2,800	486	(1,356)	(1)	—	1,122	18	20	—	3,089
Customer base	721	—	(333)	—	—	(3)	4	—	(3)	386
Trademarks	263	—	(33)	—	—	—	5	—	—	235
Other intangible assets	39	20	(21)	—	(2)	5	2	—	15	58
Intangible assets in process	644	1,149	—	(1)	—	(1,076)	(7)	7	—	716
Total intangible assets	12,017	1,838	(2,583)	(2)	(2)	50	(183)	223	12	11,370
Additions of spectrum in 2024 amounted to 157 million euros (183 million euros in 2023).
In 2024 Telefónica Hispam's intangible asset additions, the following stand out: the acquisition of spectrum in Colombia for 87 million euros (3,500 MHz, 850 MHz and 1,900 MHz bands), in Ecuador for 19 million euros (extension of the operating license) and in Uruguay for 23 million euros (renewal of the 850 MHz and 1,900 MHz bands).
Telefónica Spain's spectrum additions in 2024 amounted to 25 million euros.
In 2024,Telefónica Brasil includes 4 million euros of the renewal of the 850MHz band.
In 2023 Telefónica Hispam, spectrum acquisitions stood out in Argentina for 109 million euros in the 3.5 GHz band, in Ecuador for 18 million euros and in Uruguay for 24 million euros.
Appendix VI contains the details of the main concessions and licenses which the Group operates.
In 2024, Telefónica Argentina recorded an impairment of service concession arrangements and licenses and software, amounting to 415 million euros and 21 million euros, both with a corresponding entry under Other expenses (see Note 26). Telefónica Argentina's intangible assets as of December 31, 2024 amounting to 265 million euros (415 million euros as of December 31, 2023).
In 2024, Telefónica del Perú recorded an impairment of service concession arrangements and licenses, amounting to 54 million euros, with a corresponding entry under Other expenses (see Note 26).
The effect of the translation into euros of the intangible assets of the Group's companies in Argentina and Venezuela and the effect of the inflation adjustments (see Note 3.a), are shown in the columns "Translation differences" and "Inflation adjustments", respectively.
The cost, accumulated amortization and impairment losses of intangible assets at December 31, 2024 and 2023 are as follows:

Balance at December 31, 2024
Millions of euros	Cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	15,018	(8,666)	(685)	5,667
Software	18,442	(15,300)	(38)	3,104
Customer base	2,265	(2,114)	—	151
Trademarks	905	(718)	—	187
Other intangible assets	794	(726)	(4)	64
Intangible assets in process	702	—	—	702
Total intangible assets	38,126	(27,524)	(727)	9,875

Balance at December 31, 2023
Millions of euros	Cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	16,056	(9,061)	(109)	6,886
Software	17,851	(14,753)	(9)	3,089
Customer base	4,166	(3,780)	—	386
Trademarks	958	(723)	—	235
Other intangible assets	867	(805)	(4)	58
Intangible assets in process	724	—	(8)	716
Total intangible assets	40,622	(29,122)	(130)	11,370
Goodwill
Movement in goodwill
The movement in goodwill assigned to each Group segment was as follows:

2024
Millions of euros	Balance at 12/31/2023	Additions	Disposals	Write-offs	Transfers	Exchange rate impact	Balance at 12/31/2024
Telefónica Spain	4,291	—	—	—	—	—	4,291
Telefónica Brazil	8,076	28	—	—	—	(1,364)	6,740
Telefónica Germany	4,386	—	—	—	—	—	4,386
Telefónica Hispam	1,108	—	(16)	(623)	—	(51)	418
Others	847	—	—	(243)	—	22	626
Total	18,708	28	(16)	(866)	—	(1,393)	16,461

2023
Millions of euros	Balance at 12/31/2022	Additions	Disposals	Write-offs	Transfers	Exchange rate impact	Balance at 12/31/2023
Telefónica Spain	4,291	—	—	—	—	—	4,291
Telefónica Brazil	7,752	5	—	—	—	319	8,076
Telefónica Germany	4,386	—	—	—	—	—	4,386
Telefónica Hispam	1,215	—	—	(58)	(36)	(13)	1,108
Others	827	11	—	—	—	9	847
Total	18,471	16	—	(58)	(36)	315	18,708
In 2024, an impairment loss of the entire remaining goodwill allocated to the cash-generating unit in Perú amounting to 226 million euros has been recorded, with a corresponding entry under Other expenses in the consolidated income statement (see Note 26). In addition, until the carrying amount and the recoverable amount of the CGU are equal, an impairment loss on intangible assets has been recorded amounting to 54 million euros (see Note 6), with a corresponding entry under Other expenses (see Note 26). Telefónica del Perú, affected by an aggressive competitive environment in both fixed and mobile, has registered a lower achievement of the operating variables compared to what was estimated in the impairment test of the previous year. In this context, the latest business plans approved by the Board of Directors of Telefónica reflect a reduction in the expected growth of the main operating variables. The discount rate (WACC) used in the estimation of the value in use as of December 31, 2024, was 9.5% (11.6% before taxes) and the perpetuity growth rate used was 2.4%.
In addition, in the Telefónica Hispam segment, an impairment loss of the goodwill allocated to the cash-generating unit in Chile amounting to 397 million euros was recorded, with a corresponding entry under Other expenses (see Note 26). Economic growth in Chile continues at a low rate, with financial tensions and the effects of the recent inflationary and cost shock persisting, preventing further monetary easing. In this context, weak domestic demand is expected to continue and competitive intensity is expected to remain high. As a result, lower expected growth of the main operating variables has been estimated compared to the impairment test of the previous year. The discount rate (WACC) used in the estimation of the value in use as of December 31, 2024, was 8.5% (10.4% before taxes) and the perpetuity growth rate used was 2.8%.

Additionally, in 2024 impairments have been recorded on the goodwill allocated to the cash-generating units of Telefónica Tech UK & Ireland, affected by the evolution of the macroeconomic environment in the United Kingdom (which has resulted in an increase in the WACC discount rate to 9.4%, 11.4% before tax) and Be-terna Group, for amounts of 192 million euros and 51 million euros, respectively (see Note 26).
Additions in 2024 correspond to the goodwill related to the acquisition of IPNET (see Note 5).
The amount in disposals of Telefónica Hispam in 2024 corresponds to the estimation of goodwill of the cash generating unit Telefónica Colombia allocated to the agreement signed by Colombia Telecomunicaciones S.A. ESP BIC and Colombia Móvil S.A. ESP (see Note 5).
In 2023, an impairment of goodwill assigned to the cash-generating unit in Ecuador was recorded, amounting to 58 million euros, with a corresponding entry under Other expenses (see Note 26).
The amount in transfers of Telefónica Hispam in 2023 corresponded to the estimation of goodwill of the cash generating unit of Perú allocated to the agreement between Telefónica Hispanoamérica, S.A. and the group Kohlberg Kravis Roberts – KKR & Co, Inc. and Entel Perú S.A. (see Note 30).
Cash-generating units
In order to test for impairment, goodwill was allocated to the different cash-generating units (CGUs), which are grouped into the following reportable operating segments:

Millions of euros	12/31/2024	12/31/2023
Telefónica Spain	4,291	4,291
Telefónica Brazil	6,740	8,076
Telefónica Germany	4,386	4,386
Telefónica Hispam	418	1,108
Colombia	136	164
Ecuador	79	75
Chile	179	615
Peru	—	229
Uruguay	22	23
Others T. Hispam	2	2
Other companies	626	847
Telefónica Tech UK & Ireland	268	438
BE-terna	230	282
Others	128	127
TOTAL	16,461	18,708
Goodwill is tested for impairment at the end of the year using the business plans of the cash-generating units to which the goodwill is assigned, approved by the Board of Directors of Telefónica.
The business plan covers a three-year period, including the closing year. In order to complete the five years of cash flows after the closing year, an additional normalization period is added to the business plans on the operating ratios until the terminal parameters are reached. The consensus' forecasts are used as a reference. For specific cases, extended business plans are used to cover the five-year period of cash flows, when the normalization period does not properly reflect the expected evolution of the business.
Finally, to determine the terminal value of each CGU, a constant free cash flows growth over time is assumed, applying a terminal growth rate. The model used is similar to the dividend discount model developed by Gordon-Shapiro, internationally recognized for business valuations.
The process of preparing the CGUs’ business plans considers the current market condition of each CGU, analyzing the macroeconomic, competitive, regulatory and technological environments, as well as the growth opportunities of the CGUs, and the differentiation capabilities compared to the competition based on market projections. A growth target is therefore defined for each CGU, based on the appropriate allocation of operating resources and the capital investments required to achieve the target. In addition, operating efficiency improvements are defined, in line with the strategic transformation initiatives, in order to increase the forecasted operating cash flow. In this process, the Group considers the compliance with business plans in the past.
Main assumptions used in calculating value in use
CGUs’ value in use are calculated based on the approved business plans. Certain variables are then considered, including the long-term margin of operating results before depreciation and amortization and the long-term Capital Expenditure ratio (expressed as a percentage of revenue), which are considered the key operating variables to measure business performance and to set financial targets. Finally, the discount rates and the perpetuity growth rates are considered.
The main variables considered for the most significant CGUs (T. Brazil, T. Spain, and T. Germany) are described below.
Revenues
In terms of revenues, the three-year plan reflects a trend of stability or improvement.
Long-term margin of operating results before depreciation and amortization and long-term Capital Expenditure (CapEx) ratio
The values obtained, as described in the previous paragraphs, are compared with the available data of analysts and competitors in the geographic markets where the Telefónica Group operates.
In Europe, the long-term margin of operating results before depreciation and amortization two-year estimates of Telefónica Group's analysts are within a range of 35% to 38% for Spain and 27% to 31% for Germany.
In relation to the long-term ratio of CapEx over revenues in the valuations performed for the impairment tests for Spain and Germany, the ratios are within the range estimated by the Telefónica Group’s analysts in terms of investment needs (range between 10% and 12% for Spain and between 11% and 17% for Germany).
As for the long-term margin of operating results before depreciation and amortization two-year estimates of Telefónica Group's analysts for the operator in Brazil, it is in a range within 41% to 44%. Regarding investments, the operator will invest in the horizon of the projected plan a percentage that is aligned with the investment needs planned for the development of its business, which is located in a range between 10% and 16%.
Discount rate
The discount rate, applied to discount cash flows, is the weighted average cost of capital (WACC), determined by the weighted average cost of equity and cost of debt according to the finance structure determined for each CGU.
This rate is calculated using the capital asset pricing model (CAPM), which considers the asset’s systemic risk, and the impact of those risks not already considered on cash flows, such as country risk, business-specific credit risk, currency risk and price risk specific to the financial asset, constantly monitoring the fluctuations of the financial markets.
The most significant components of WACC are summarized as follows:
•Risk-Free Rate: defined as the interest rate offered by long-term sovereign bonds. The rate is determined using current market data and long-run equilibrium rates estimates (according to standard econometric models, supported by modeling of neutral rates prepared by the central banks themselves) in which the interest rates should be located, thus adjusting the yields, influenced by central banks interventions.
•Political Risk Premium: adds the country's insolvency risk due to political and/or financial events; calculation is based on the quoted prices of credit default swaps for each country or, the EMBI+ index published by JP Morgan based on the information available and the liquidity conditions of these swaps.
•Equity Risk Premium: the return in excess that equity assets are expected to yield over the risk-free rate. This is determined using a combination of historical approaches (ex post) backed by external publications and studies based on historical market returns series, and prospective approaches (ex ante), based on market publications, considering the medium- and long-term profit expectations based on the degree of maturity and development of each country.
•Beta Coefficient: a measure of the volatility, or systematic risk, of an equity asset in comparison to the entire market. It is estimated based on a series of historical share prices of comparable companies listed on the stock exchange, to estimate the correlation between the company shares´ returns and the stock market returns, of the country where the company is listed.
The main underlying data used in these calculations are obtained from independent and renowned external information sources.
The discount rates applied to the cash flow projections in 2024 and 2023 for the main CGUs are as follows:

	2024		2023
Discount rate in local currency	Before tax	After-tax	Before tax	After-tax
Spain	8.6%	6.6%	9.1%	7.0%
Brazil	13.9%	11.5%	14.8%	12.0%
Germany	8.0%	5.5%	8.4%	5.8%
Perpetuity growth rate
Cash flow projections from the sixth year are calculated using an expected constant growth rate (g), considering the analyst consensus estimates for each business, based on the maturity of the industry and technology, and the degree of development of each country. Each indicator is compared to the forecasted long-term real and nominal GDP growth of each country and growth data from external sources, adjusting any particular case with specific characteristics related to the business evolution.
The perpetuity growth rates applied to the cash flow projections in 2024 and 2023 for the main CGUs are as follows:

Perpetuity growth rate in local currency	2024	2023
Spain	0.8%	0.8%
Brazil	4.0%	4.0%
Germany	1.0%	1.0%
Perpetuity growth rates for 2024 have remained stable compared to the previous year for the three main CGUs.
Sensitivity to changes in assumptions
The Group performs a sensitivity analysis of the impairment test by considering reasonable changes in the main assumptions used in the test. For the main CGU, the following maximum increases or decreases were assumed, expressed in percentage points:

Changes in key assumptions, In percentage points	Spain	Germany	Brazil
Financial variables
Discount rate	+/-0.5	+/-0.5	+/-1
Perpetuity growth rates	+/-0.25	+/-0.25	+/-0.5
Long-term operating variables
Long-term margin of operating results before depreciation and amortization	+/-1.75	+/-1.5	+/-2
Ratio of CapEx/Revenues	+/-0.875	+/-0.75	+/-1
The sensitivity analysis revealed that there is still room between the recoverable value and the carrying amount for the main CGUs at December 31, 2024.
Regarding the CGU of Chile, in the sensitivity of the calculation of the value in use to reasonable variations in the key assumptions, an increase of around 50 basis points in the WACC would generate an additional impairment of goodwill in the amount of 107 million euros, while a decrease of around 25 basis points in the perpetual growth rate of 2.8% would have an extra negative impact of 48 million euros on the valuation of goodwill. Regarding the operating assumptions, a 1.25 percentage point decrease in the long-term margin of operating results before depreciation and amortization would generate an additional impairment of approximately 198 million euros, and a 0.6 percentage points increase in the investment ratio would result in an additional impairment of around 136 million euros.
Regarding the CGU of Telefonica Tech UK & Ireland, in the sensitivity of the calculation of the value in use to reasonable variations in the key assumptions, an increase of around 50 basis points in the WACC would generate an additional impairment of goodwill in the amount of 28 million euros, while a decrease of around 25 basis points in the perpetual growth rate of 3% would have an extra negative impact of 12 million euros on the valuation of goodwill. Regarding the operating assumptions, a 0.5 percentage point decrease in the long-term margin of operating results before depreciation and amortization would generate an additional impairment of approximately 19 million euros, and a 0.25 percentage points increase in the investment ratio would result in an additional impairment of around 9 million euros.